UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	October 21, 2004
(Date of earliest event reported)	(October 14, 2004)

Multimedia Games, Inc.

(Exact name of registrant as specified in its charter)

001-14551

(Commission File Number)

Texas	74-2611034
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

206 Wild Basin Rd., Bldg. B, Suite 400, Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 334-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On October 14, 2004, Multimedia Games, Inc. (the “Registrant”) issued a press release pre-announcing its fiscal year 2004 results, and on the same date held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement, and the related conference call transcript are attached to this Current Report on Form 8-K as Exhibit Nos. 99.1 and 99.2, respectively. The October 14, 2004 press release and the conference call transcript contain forward-looking statements regarding the Registrant, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Use of Non-GAAP Financial Information

The Registrant uses the non-GAAP measure of EBITDA in its earnings releases. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Although EBITDA is not a measure of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”), the Registrant believes the use of the non-GAAP financial measure EBITDA enhances an overall understanding of the Registrant’s past financial performance and provides useful information to the investor, because of its historical use by the Registrant as both a performance measure and measure of liquidity, and the use of EBITDA by virtually all companies in the gaming equipment sector as a measure of both performance and liquidity. However, investors should not consider this measure in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure for determining the Registrant’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, because EBITDA is not calculated in accordance with GAAP, it may not necessarily be comparable to similarly titled measures employed by other companies. The Registrant has included a reconciliation of EBITDA to the most comparable GAAP financial measure, net income, in the attached press release.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 14, 2004, pre-announcing fiscal year 2004 results

99.2	Transcript of fiscal year 2004 earnings preview conference call

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIMEDIA GAMES, INC.

Dated: October 21, 2004	By:	/s/ Craig S. Nouis
Craig S. Nouis Chief Financial Officer and Principal Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 14, pre-announcing fiscal 2004 results

99.2	Transcript of fiscal year 2004 earnings preview conference call

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